Material Non-Controlling Interest	12 Months Ended
Feb. 29, 2024
Material Non-Controlling Interest [Abstract]
MATERIAL NON-CONTROLLING INTEREST

29. MATERIAL NON-CONTROLLING INTEREST

On April 21, 2021, the Group acquired the remaining 31.9% equity interest in Cartrack, increasing its ownership from 68.1% to 100%. Reinvestment scheme was offered to the minority shareholders of Cartrack by exchanging a fixed number of Karooooo shares for a fixed number of Cartrack Shares (see Note 1).

The carrying amount of Cartrack’s net assets in the Group’s consolidated financial statements on the date of acquisition was ZAR 435.1 million. Subsequent to the acquisition of the remaining 31.9% stake in Cartrack, there is no material non-controlling interest as at February 29, 2024 and February 28, 2023.